UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2019 (April 5, 2019)

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 5, 2019, the Company entered into a Separation Agreement and General Release of All Claims with Mr. Jaime Escobar (“Escobar Separation Agreement”). The Escobar Separation Agreement is effective as of April 13, 2019.

Pursuant to the Escobar Separation Agreement, Mr. Escobar will receive severance pay in the aggregate gross amount of $75,000 and notice pay in the aggregate gross amount of $5,769.23. Mr. Escobar will also receive accelerated vesting of all outstanding options previously granted to Mr. Escobar. In consideration for these and other benefits provided under the Escobar Separation Agreement, Mr. Escobar agreed to release of any and all claims against the Company and its representatives and confirmed his continuing obligations to the Company including compliance with certain restrictive covenants and assisting the Company, at its request, in certain potential disputes.

Copies of the Escobar Separation Agreement are attached hereto as Exhibit 10.1, and incorporated herein by reference. The descriptions thereof contained in this Form 8-K are qualified in all respects by the terms and provisions of the Escobar Separation Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Mr. Jaime Escobar, Chief Financial Officer, resigned from his position, effective April 5, 2019. Upon Mr. Escobar’s resignation and effective April 5, 2019, Mr. Jess Jankowski, the Company’s Chief Executive Officer, assumed Mr. Escobar’s responsibilities as the Company’s principal financial officer.

Item 9.01.

Financial Statements and Exhibits.

(d)	Exhibits:

The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit

10.1	Separation Agreement and General Release of All Claims, between Jaime Escobar and Nanophase Technologies Corporation, effective April 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2019

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ JESS JANKOWSKI
Name: Jess Jankowski
Title: President and Chief Executive Officer